ReliaStar Life Insurance Company
Separate Account N

ING AdvantageSM (Prospectus No. PRO.100209-05)
ING Advantage CenturySM (Prospectus No. PRO.100207-05)
ING Advantage Century PlusSM (Prospectus No. PRO.100208-05)

Supplement dated November 22, 2005 to the
Contract Prospectus and Statement of Additional Information, each dated April 29, 2005

The information in this Supplement updates and amends certain information contained in the Contract Prospectus and Statement of Additional Information (SAI), each dated April 29, 2005, as supplemented. Please read it carefully and keep it with your current Contract Prospectus and SAI.
1.

Effective October 31, 2005, ING Salomon Brothers Fundamental Value Portfolio changed its name to ING Davis Venture Value Portfolio. Accordingly, all references to ING Salomon Brothers Fundamental Value Portfolio in the Contract Prospectus and SAI are replaced with ING Davis Venture Value Portfolio.

2.

The information for the ING Salomon Brothers Fundamental Value Portfolio appearing in the Fund Expense Table beginning on page 7 of the Contract Prospectus is deleted and replaced with the following to reflect changes in fund name and changes in fund fees and expenses effective October 31, 2005. In addition the information for the ING Pioneer Fund Portfolio, ING Pioneer Mid Cap Value Portfolio and ING VP High Yield Bond Portfolio is deleted and replaced with the following to reflect changes in fund fees and expenses effective September 23, 2005.

Fund Name	Management (Advisory) Fees	12b-1 Fee	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
ING Davis Venture Value Portfolio (Initial Class)	0.80%	--	0.10%	0.90%	--	0.90%
ING Pioneer Fund Portfolio (Class S)(17)(18)	0.75%	--	0.26%	1.01%	0.05%	0.96%
ING Pioneer Mid Cap Value Portfolio (Class S)(17)(18)	0.64%	--	0.26%	0.90%	--	0.90%
ING VP High Yield Bond Portfolio (Class I)(20(21)	0.62%	--	0.25%	0.87%	0.07%	0.80%

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3.	The Footnotes to "Fund Expense Table" beginning on page 10 of the Contract Prospectus are amended by replacing footnotes (17), (18) and (21) with the following footnotes (17), (18) and (21).
(17)

Directed Services, Inc. (DSI), the adviser, has entered into a written expense limitation agreement with respect to ING Marsico International Opportunities Portfolio and ING Pioneer Mid Cap Valkue Portfolio under which it will limit expenses of these Portfolios, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSI within three years. The amount of these Portfolios' expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading Fees and Expenses Waived or Reimbursed. For ING Marsico International Opportunities Portfolio and ING Pioneer Mid Cap Value Portfolio, the expense limitation agreement will continue through at least September 23, 2007. For further information regarding the expense limitation agreements, see the Fund's prospectus. Pursuant to a side agreement effective September 23, 2005, DSI has effected an expense limit for ING Pioneer Fund Portfolio through September 23, 2007. There is no guarantee that this side agreement will continue after that date.

(18)

The amounts shown are estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. Operating expenses for each Portfolio are estimated as they had not commenced operations as of December 31, 2004. Other Expenses for each Portfolio include a Shareholder Services fee of 0.25%. Effective September 23, 2005, the management fee structure for ING Pioneer Mid Cap value Portfolio has been revised. Through a "bundled fee" arrangement, DSI, the Trust's manager, is paid a single fee for advisory, administrative, custodial, transfer agency, auditing and legal services necessary for the ordinary operation of the Portfolios. The Portfolios would also bear any extraordinary expenses. Other Expenses for each Portfolio are estimated because the Portfolio did not have a full calendar year of operations as of December 31, 2004 (the Portfolio's fiscal year end).

(21)

ING Funds Services, LLC receives an annual administration fee (included in Other Expenses) equal to 0.10% of each Portfolio's average daily net assets. ING Investments, LLC has entered into a written expense limitation agreement with ING Variable Products Trust under which it will limit expenses of the Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement or recoupment by ING Investments, LLC within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading Fees and Expenses Waived or Reimbursed. The amount of expenses proposed to be waived during the current fiscal year by ING Investments, LLC for ING VP Financial Services Portfolio and ING VP Real Estate Portfolio, are shown under the heading Fees and Expenses Waived or Reimbursed. For each Portfolio except ING VP Financial Services Portfolio, ING VP High Yield Bond Portfolio and ING VP Real Estate Portfolio, the expense limits will continue through at least September 23, 2007. For further information regarding the expense limitation agreements, see the Fund's prospectus. Prior to September 23, 2005, the management fee for ING VP High Yield Bond Portfolio was 0.63%.

4.

The information for ING Salomon Brothers Fundamental Value Portfolio appearing in Appendix II -- Description of Underlying Funds in the Contract Prospectus is deleted and replaced with the following to reflect changes in fund name, subadviser and principal investment strategies effective October 31, 2005.

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Partners, Inc. -- ING Davis Venture Value Portfolio (formerly ING Salomon Brothers Fundamental Value Portfolio) (Initial Class)	ING Life Insurance and Annuity Company Subadviser: Davis Selected Advisers, L.P.

A non-diversified portfolio that seeks long-term growth of capital. Under normal circumstances, invests majority of assets in equity securities issued by large companies with market capitalizations of at least $10 billion.

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